Investor Presentation November 5, 2013

2 Statements in this presentation regarding the expected 2013 performance of Dealertrack Technologies, Inc . , the long - term outlook for its business, and all other statements in this release other than the recitation of historical facts are forward - looking statements (as defined in the Private Securities Litigation Reform Act of 1995 ) . These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Dealertrack Technologies to be materially different from any future results, performance or achievements expressed or implied by these forward - looking statements . Factors that might cause such a difference include : economic trends that affect the automotive retail industry or the indirect automotive financing industry including the number of new and used cars sold ; reductions in auto dealerships ; increased competitive pressure from other industry participants, including Open Dealer Exchange, RouteOne, CUDL, Finance Express and AppOne ; the impact of some vendors of software products for automotive dealers making it more difficult for Dealertrack Technologies’ customers to use Dealertrack Technologies’ solutions and services ; security breaches, interruptions, failures and/or other errors involving Dealertrack Technologies’ systems or networks ; the failure or inability to execute any element of Dealertrack Technologies’ business strategy, including selling additional products and services to existing and new customers ; Dealertrack Technologies’ success in implementing an ERP system ; the volatility of Dealertrack Technologies’ stock price ; new regulations or changes to existing regulations ; the integration of recent acquisitions and the expected benefits, as well as the integration and expected benefits of any future acquisitions that Dealertrack Technologies may pursue ; Dealertrack Technologies’ success in expanding its customer base and product and service offerings, the impact of recent economic trends, and difficulties and increased costs associated with raising additional capital ; the impairment of intangible assets, such as trademarks and goodwill ; and other risks listed in Dealertrack Technologies’ reports filed with the Securities and Exchange Commission (SEC), including its most recent Annual Report on Form 10 - K . These filings can be found on Dealertrack Technologies’ website at www . Dealertrack . com and the SEC’s website at www . sec . gov . Forward - looking statements included herein speak only as of November 5 , 2013 and Dealertrack Technologies disclaims any obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances, except as required by law . Safe Harbor for Forward - Looking Statements

3 ▪ Founded in 2001, IPO in 2005 ▪ Headquartered in Lake Success, New York ▪ ~2,400 employees ▪ 2012A Revenue: $388.9 million ▪ 2012A EBITDA: $97.3 million Business Description: ▪ Provides intuitive and high - value web - based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry, including dealers, lenders, OEMs, third - party retailers, agents and aftermarket providers ▪ Operates the largest online credit application network in North America Company Overview

4 ▪ Leading provider of web - based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry ▪ Most comprehensive suite of solutions in industry ▪ Attractive $3 to $4 billion market size provides opportunity for long - term growth ▪ Consistent track record of growth and profitability ▪ Double - digit revenue growth driven by organic and acquisition opportunities ▪ Predictable business model with significant recurring revenue ▪ Seasoned management team with extensive industry experience Investment Highlights

5 Facilitating Workflow in the Dealership Finance & Insurance (F&I) Sales and F&I Solutions Compliance Solutions Dealer Management Solutions General Management Inventory Solutions Compliance Solutions Dealer Management Solutions Sales Dealer Management Solutions Interactive Solutions Sales and F&I Solutions Inventory Solutions Digital Retailing Solutions Fixed Operations Dealer Management Solutions

6 Dealertrack’s Network Aftermarket providers, accessory providers, OEMs and OpenTrack partners Third Party Integrations Other Information and Service Providers Lenders 1,378 U.S. lenders connected to credit application network Credit bureaus, used car value guides, identity verification services Dealers 20,238 active U.S. auto dealers on Dealertrack Technologies network 18,255 dealers with Dealertrack subscriptions (U.S. & Canada) Reflects business as of September 30, 2013.

7 ▪ Average dealership revenue and profitability is at its highest level in over 15 years ▪ Dealership optimism index is at its highest level since 1994 ▪ High - readiness to invest in marketing and productivity solutions Source: NADA Industry Analysis Division. EBT represents Earnings before tax. Record Dealership Sales and Profitability Encourages Investment in Technology - enabled Solutions Dealership Financial Performance 15.0 20.0 25.0 30.0 35.0 40.0 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sales ($M) EBT%

8 Subscription - Based Solutions Dealer Management Solutions DMS accounting system for dealers that provides easy - to - use tools and data to enhance efficiency. Inventory Solutions Desktop and mobile tools to help manage and merchandise inventory to achieve faster turns and higher profits. Sales and F&I Solutions Streamlines the entire vehicle sales and purchase process, while helping dealers meet legal and regulatory requirements. Interactive & Digital Retailing Solutions Digital marketing and digital retailing solutions enabling dealers to move more of the in - store sales process online.

9 0 5,000 10,000 15,000 20,000 25,000 30,000 Bookout Compliance Deal Transfer Desking DMS* eContracting Inventory Menu Interactive Transport Market Opportunity Current Clients Significant Opportunity to Further Penetrate the Market * Top franchise groups not included in DMS market opportunity. Addressable franchise and independent dealers

10 The Power of Dealertrack’s Subscription Solutions $415 $474 $550 $678 $749 $690 $749 $694 $758 $0 $250 $500 $750 $1,000 2006 2007 2008 2009 2010 2011* 2012** 3Q12*** 3Q13*** Note: All numbers represent end of period . * Excludes impact of ALG and Chrome. ** Excludes impact of ALG, Chrome and CentralDispatch . *** Excludes impact of CentralDispatch . Number of Dealers with a Dealertrack Subscription Solution Average Monthly Dealership Spend (as of Last Month in Period) 10,722 13,209 14,342 13,852 13,996 16,003 17,619 16,421 18,255 0 5,000 10,000 15,000 20,000 2006 2007 2008 2009 2010 2011 2012 3Q12 3Q13

11 Transaction - Based Solutions Sales and F&I Solutions Largest online credit application processing network in the U.S. and Canada Processing Solutions Electronic motor vehicle registration, lien and titling, and digital document services

Growing Number of Transactions in Car Buying Process

Dealer



Verify ID* and pull credit bureau

~1 to 2 transactions

$0.05 to $1.00

Lender



Submit credit application

~2 to 4 transactions

$1.50 to $5.00

Lender



Process contract**

~1 to 2 transactions

$2.50 to $5.00

Dealer


NEW YORK
THE EMPIRE STATE

Vehicle registration

~1 transaction

$2.00 to $20.00

Lender



Title and lien administration

~1 to 2 transactions

$1.50 to $5.00



Processing an increasing number of transactions on a single car sale through Dealertrack's network

** Verification services can either be transaction or subscription revenue.*
*** Additional contract related transactions can occur based on lenders' participation in digital document services.*
Note: Not all cars sold are processed through the Dealertrack Technologies network.
Dollar amounts are illustrative of US pricing and may not reflect actual pricing.

12

dealertrack technologies.

13 Transaction Revenue Drivers Car Sales Continue to Improve New Car Sales Used Car Sales by Franchised Dealers 16.9 17.0 16.5 16.2 13.2 10.4 11.6 12.8 14.5 15.5 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E (units in millions) TRAK Guidance 16.0 16.5 14.3 14.3 13.2 12.8 12.8 13.8 14.9 15.4 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E (units in millions) The two primary drivers of Dealertrack’s transaction revenue are car sales and consumer credit availability. TRAK Guidance Source: New car sales – Automotive News. Used car sales – CNW Research.

14 Predictable Transaction Revenue with Baseline Revenue approaching $200 Million Annually North American Cars by Franchise Dealers 33.9 33.5 29.7 26.5 27.7 29.5 32.9 34.4 0.0 10.0 20.0 30.0 40.0 2006 2007 2008 2009 2010 2011 2012 2013E (units in millions) TRAK Guidance Source: New car sales – Automotive News. Used car sales – CNW Research, Canada New – Desrosiers, Canada Used – DT Est. $4.4 $5.6 $6.0 $5.4 $5.5 $6.6 $7.0 $8.0 $7.7 $0.0 $3.0 $6.0 $9.0 $12.0 2006 2007 2008 2009 2010 2011* 2012 1H13 3Q13 Average Transaction Revenue per Car Sold Approx. Exclusivity: Credit Apps 20%, Contracting 30%, CMS 25% 22.5 25.0 27.5 30.0 32.5 35.0 $ 5.00 112.5 125.0 137.5 150.0 162.5 175.0 $ 5.50 123.8 137.5 151.3 165.0 178.8 192.5 $ 6.00 135.0 150.0 165.0 180.0 195.0 210.0 $ 6.50 146.3 162.5 178.8 195.0 211.3 227.5 $ 7.00 157.5 175.0 192.5 210.0 227.5 245.0 $ 7.50 168.8 187.5 206.3 225.0 243.8 262.5 Baseline car sales of 25 to 27.5 million annually and revenue generated per car sold of $6.50 to $7.00 forecast minimum annual recurring transaction revenue of $162 million to $193 million * Increase reflects addition of RTS and CMS solutions

15 22,147 22,043 19,652 16,690 16,829 17,543 19,067 19,107 20,238 370 536 733 823 970 1,120 1,261 1,237 1,378 0 200 400 600 800 1,000 1,200 1,400 1,600 0 5,000 10,000 15,000 20,000 25,000 2006 2007 2008 2009 2010 2011 2012 3Q12 3Q13 Active Dealers Lenders Active Dealers and Lenders in Dealertrack’s U.S. Network Note: Numbers represent end of period. Number of Transactions (in millions) 71.5 90.9 79.7 51.4 49.4 74.5 87.8 22.7 27.2 0.0 30.0 60.0 90.0 120.0 2006 2007 2008 2009 2010 2011 2012 3Q12 3Q13 The Power of Dealertrack’s Network Growth in Dealers, Lenders and # of Transactions

16 Dealertrack’s Core Growth Strategy • New lender relationships • New subscribing dealer relationships Additional Market Share Gains • Providing a comprehensive suite of solutions makes marketing and cross - selling easier • Increases stickiness of customer relationships • Better facilitates end - to - end workflow solutions Greater Wallet Share of Existing Customers • Innovate new features, functions and integration for products • Add value to subscription products to improve dealership efficiency and profitability • Enhance core credit application functionality New Products and Services • Acquire complementary technologies and services to increase operating leverage • Leverage Dealertrack’s networks for distribution of new products and services Strategic Acquisitions

M&A Complements Organic Growth



>20 M&A Transactions in the past 12 years
Innovative New Product Launches
Credit Focus
F&I / Compliance / Data Focus
End-End Technology Provider
Workflow & Innovation
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
- WebAlg
- Credit App 1.0
- CreditConnection
- Desking
- PaymentTrack
- eContracting
- dealerAccess
- LeaseLink
- GoBig Menu
- ALG (sold 10/1/11)
- Chrome (JV 1/1/12)
- NADA BookOut
- Website Plus
- DealerWire
- DealerWare
- GlobalFax
- IPO
- Launch eMenu
- Arkona
- Curomax
- ASM
- DealWatch
- Desking
- SalesMaker
- AAX
- InventoryPro
- TradeTracker
- Polk AIC
- triVIN
- eCarlist
- OpenTrack
- Inventory 3.0
- IOS
- Price Driver
- Canada DMS
- CentralDispatch
- ClickMotive
- iCONNECT
-CFM / AutoAccelerator CRM
-VINtek
- SmartFind
- PaymentDriver
- FinanceDriver

Vision:
Deliver the market leading suite of integrated technologies capable of transforming auto retailing dealertrack technologies.
17

18 ▪ Fifteen consecutive quarters of year - over - year revenue growth ▪ Transaction revenue growth outpacing car sales growth ▪ Significant component of total revenue (over 35%) from recurring subscription services ▪ Strong subscription renewal rates ▪ Operating leverage drives long - term margin potential ▪ Proven acquisition strategy complements healthy organic growth Financial Highlights

19 Strong Revenue Growth Annual Revenue Quarterly Revenue $112.7 $147.3 $132.4 $94.4 $102.0 $184.9 $225.0 $53.4 $75.1 $94.7 $114.9 $123.5 $146.6 $145.1 $7.2 $11.4 $15.6 $16.3 $18.3 $21.8 $18.7 71.5 90.9 79.7 51.4 49.4 74.5 87.8 0 60 120 180 240 $0.0 $100.0 $200.0 $300.0 $400.0 2006 2007 2008 2009 2010 2011 2012 Other Revenue Subscription Revenue Transaction Revenue # Transactions $173.3 $233.8 $242.7 $225.6 $243.8 $353.3 $ 388.8 $48.5 $50.4 $47.5 $54.1 $57.5 $58.8 $54.6 $61.4 $71.6 $73.5 $34.7 $39.3 $38.8 $33.3 $33.9 $35.7 $42.2 $42.8 $44.6 $45.3 $5.8 $6.1 $4.9 $4.2 $5.0 $4.6 $5.0 $4.9 $5.5 $5.8 19.1 19.8 18.8 21.8 22.6 22.7 20.8 24.1 26.2 27.2 0.0 10.0 20.0 30.0 40.0 50.0 60.0 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 Other Revenue Subscription Revenue Transaction Revenue # Transactions $ 91.6 $91.3 $101.8 $89.1 $95.8 $109.1 $ 96.4 $ 99.1 $121.8 ($ and transactions in millions) ($ and transactions in millions) Note: Numbers may not add due to rounding. $124.6

20 $77 $62 $48 $53 $86 $97 33% 26% 21% 22% 24% 25% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Adj. EBITDA Adj. EBITDA Margin $15 $24 $26 $20 $19 $25 $27 $26 $24 $33 $33 20% 27% 27% 22% 21% 26% 27% 25% 22% 27% 26% 0% 10% 20% 30% 40% $0 $10 $20 $30 $40 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 Adj. EBITDA Adj. EBITDA Margin $57 $62 $46 $34 $65 $71 24% 25% 20% 14% 18% 18% 0% 10% 20% 30% 40% 50% $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Cash Flow from Operations Operating Cash Flow Margin $44 $35 $20 $22 $43 $49 $0 $15 $30 $45 $60 2007 2008 2009 2010 2011 2012 ($ in millions) ($ in millions) Strong Adj. EBITDA and Cash Flow Trends Annual Adj. EBITDA and Margin Annual Cash Flow from Operations Quarterly Adj. EBITDA and Margin Annual Adjusted Net Income ($ in millions) ($ in millions)

21 ▪ Leading provider of web - based software solutions and services that enhance the efficiency and profitability for all major segments of the automotive retail industry ▪ Most comprehensive suite of solutions in industry ▪ Attractive $3 to $4 billion market size provides opportunity for long - term growth ▪ Consistent track record of growth and profitability ▪ Double - digit revenue growth driven by organic and acquisition opportunities ▪ Predictable business model with significant recurring revenue ▪ Seasoned management team with extensive industry experience Investment Highlights

Appendix

23 Transaction Revenue Drivers Unsustainable Turnover Ratio The turnover ratio, while lower than the peak of 27 years, remains higher than the historical average. We anticipate this ratio will decline over the next several years due to further growth in new car sales. U.S. Fleet Turnover

24 Transaction Revenue Drivers Used Car Supply Will Grow Used Car Supply: Industry History and Trends 23.0 23.6 23.8 23.8 24.0 24.0 24.1 23.7 22.9 22.1 20.8 18.8 18.3 18.0 18.5 19.2 20.6 21.8 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2015E 2016E 2017E 2018E (units in millions) Source: ALG TrueCar. Data represents used market vehicles aged seven years or less.

25 0.60 0.65 0.70 0.75 0.80 0.85 0.90 0.95 1.00 Jan - 08 Apr - 08 Jul - 08 Oct - 08 Jan - 09 Apr - 09 Jul - 09 Oct - 09 Jan - 10 Apr - 10 Jul - 10 Oct - 10 Jan - 11 Apr - 11 Jul - 11 Sep - 11 Dec - 11 Mar - 12 Jun - 12 Sep - 12 Dec - 12 Mar - 13 Jun - 13 Sep - 13 Peak - to - trough submissions per unique applicant processed on Dealertrack’s network declined 33 % during the credit crisis. Since then, submissions per unique applicant have been rising although they are still below 2008 levels. Source: New car sales – Automotive News. Used car sales – CNW Research. Today: 0.86 Trough, July 2009: 0.67 Transaction Revenue Drivers Increasing Application Submissions Monthly Submissions per Applicant for New and Used Cars

26 Source: CNW Marketing Research . During the credit crisis, auto loan application approval rates fell significantly but have been rebounding since 2010. Approval rates for prime and near - prime borrowers are back to pre - credit crisis levels. 0% 20% 40% 60% 80% 100% Jan - 07 May - 08 Sep - 09 Feb - 11 Jun - 12 750+ Prime 620 - 749 Near - Prime 619 - Sub - Prime 96.3% 88.4% 14.7% Transaction Revenue Drivers Credit Approval Trends Improving Auto Loan Application Approval Rates

27 224 199 179 158 134 124 120 118 130 138 139 140 152 158 161 165 172 178 179 175 182 184 192 578 1,378 10.0 9.2 8.5 8.0 7.1 6.9 7.0 7.1 7.6 8.1 8.2 8.3 8.8 8.9 9.2 9.4 9.4 9.5 9.4 9.2 9.1 9.1 9.5 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q 10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 LDRs Lenders Avg # of lenders per dealer During the credit crisis, the number of LDRs* declined significantly due to dealership closure/consolidation and lenders exiting indirect auto lending. This metric has risen as credit has improved, dealership closures have abated and lenders have deployed more capital into auto lending. * Each lender to dealer relationship (LDR) represents a pair between an active U.S. lender and an active U.S. dealer on the Dealertrack network . ** Active lenders per dealer defined as LDRs divided by active U.S. dealers. Transaction Revenue Drivers Lender to Dealer Relationships Growing Dealertrack Technologies U.S. Lender to Dealer Relationships (in 000s)

28 100 1,000 10,000 100,000 1,000,000 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Auto Credit Cards Home Equity ($ in millions) Auto loan asset - backed securities (ABS) issuance is at its highest level since 2007 and continues to improve. Source: SIFMA US Asset - Backed Securities Issuance. Transaction Revenue Drivers Auto ABS Issuance is Strengthening Consumer Credit Trends

29 Other niche players (Compliance / Menu / Desking) Other niche players Selected Competitive Landscape Note: Selected list may not include all competitors. DMS / Sales Subscription Products Credit Application Network Vehicle Registration / Title Management Inventory Management Solutions Interactive Solutions (Websites)

30 The recession and OEM bankruptcies resulted in franchised dealership closures and consolidation. We believe the level of U.S. auto dealerships has stabilized after decreasing from 2007 to 2012. 21,725 21,650 21,640 21,495 21,200 20,770 20,010 18,460 17,700 17,540 17,635 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Number of Franchised Auto Dealerships Source: NADA. Number of dealerships as of January 1 each year. Number of Franchised Auto Dealerships

31 American Honda Financial Corporation (AHFC) Partnership Increases Available Market Size by 800 bps* 55% 12% 34% Available to DT Exclusive to DT Not Available to DT 55% 20% 26% Available to DT Exclusive to DT Not Available to DT Top 40 lenders (financing sources) account for approximately 85% of total new vehicle financing in US during 2012 Without AHFC With AHFC* * AHFC expected to be available on Dealertrack solutions in Q1’14

32 Car Sales Seasonality Used Car Sales Jan Feb Mar Apr May Jun Jul Aug Sep 500 750 1,000 1,250 1,500 1,750 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2009 2010 2011 2012 2013 500 750 1,000 1,250 1,500 1,750 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2009 2010 2011 2012 2013 Monthly New Car Sales Monthly Used Car Sales (Franchised) Source: New car sales data from Automotive News; used car sales data from CNW Marketing Research. (in 000s) (in 000s)

33 New and Used Car Sales 2013 Growth 3Q12 4Q12 1Q13 2Q13 Jul-13 Aug-13 Sep-13 3Q13 Y/Y Q/Q SAAR 1 14,500 15,103 15,297 15,517 15,800 16,070 15,260 15,710 8.3% 1.2% Actual Units 1 3,628 3,592 3,689 4,132 1,314 1,501 1,137 3,952 8.9% (4.3%) Fleet 2 612 576 790 803 187 166 204 557 (9.0%) (30.7%) Retail 3,016 3,016 2,898 3,329 1,127 1,335 933 3,396 12.6% 2.0% Financed 3 2,527 2,518 2,433 2,820 973 1,177 770 2,920 15.6% 3.5% Cash 4 489 462 465 508 154 158 164 475 (2.8%) (6.4%) Actual Units 5 4,613 3,413 2,665 4,633 1,755 1,567 1,411 4,733 2.6% 2.2% USED Financed 5 2,789 2,137 1,774 3,096 1,220 1,118 1,015 3,352 20.2% 8.3% Cash 5 1,824 1,276 890 1,536 536 449 396 1,381 (24.3%) (10.1%) Actual Units 8,241 7,005 6,353 8,765 3,069 3,068 2,548 8,686 5.4% (0.9%) Retail Units 7,629 6,430 5,563 7,961 2,883 2,902 2,345 8,129 6.6% 2.1% TOTAL Fleet 612 576 790 803 187 166 204 557 (9.0%) (30.7%) Financed 5,316 4,655 4,208 5,917 2,193 2,295 1,785 6,273 18.0% 6.0% Cash 2,313 1,775 1,356 2,044 689 607 560 1,856 (19.7%) (9.2%) NEW (1) Source: Automotive News. (2) Source: JD Power. (3) Estimated. (4) Source: AutoCount . (5) Source: CNW Marketing Research. U.S. - New and Used Car Sales (in 000s)

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures

Adjusted EBITDA Reconciliation

($ millions)	2010	2011	2012	1Q13	2Q13	3Q13
Net income (loss)	($27.8)	$65.1	$20.5	($0.0)	$3.8	$5.8
Interest income	(0.5)	(0.3)	(0.7)	(0.1)	(0.1)	(0.2)
Interest expense - cash	0.2	0.9	3.4	1.1	1.0	0.9
Interest expense - non-cash	-	-	7.4	2.3	2.4	2.4
Provision for (benefit from) income tax	30.6	(2.4)	12.2	(1.2)	1.9	0.0
Depreciation of property and equipment and amortization of capitalized software and website costs	17.3	21.0	23.3	6.6	7.2	8.3
Amortization of acquired identifiable intangibles	19.4	29.7	28.3	7.3	7.8	7.8
EBITDA	**$39.2**	**$114.0**	**$94.4**	**$15.9**	**$23.9**	**$25.0**
Gain on disposal of subsidiary and sale of other assets	-	(47.3)	(33.2)	-		-
Restructuring, integration and other related costs	-	1.2	1.5	0.8	1.6	1.0
Acquisition-related and other professional fees	1.9	4.8	2.7	0.5	0.6	1.4
Change in fair value of warrants	-	(1.0)	6.3	-	-	-
Acquisition related consideration changes and compensation	-	(1.1)	1.8	0.0	0.6	0.1
Rebranding expense	-	-	1.9	1.6	0.3	0.2
Amortization of equity method investment basis difference	-	-	4.0	0.7	0.7	0.7
Realized (gain) loss on securities	(0.6)	(0.4)	-	-	-	(0.4)
Contra-revenue	1.6	4.2	4.2	1.4	1.4	1.1
Adjusted EBITDA – Previous presentation (non-GAAP)	**$42.1**	**$74.4**	**$83.7**	**$20.9**	**$29.0**	**$29.0**
Stock-based Compensation	11.2	11.5	13.6	3.3	3.9	3.6
Adjusted EBITDA (non-GAAP)	**$53.3**	**$85.9**	**$97.3**	**$24.2**	**$32.8**	**$32.6**

dealertrack technologies.

34

Reconciliation of GAAP Net Income to Non-GAAP Financial Measures (cont.)

Adjusted Net Income Reconciliation

($ millions)	2010	2011	2012	1Q13	2Q13	3Q13
Net income (loss)	($27.8)	$65.1	$20.5	($0.0)	$3.8	$5.8
Deferred tax asset valuation allowance (non-taxable)	28.4	(25.1)	-	-	-	-
Amended state tax returns – benefits (non-taxable)	0.1	(0.2)	-	0.1	-	(0.1)
Stock-based compensation expense (excluding restructuring costs)	11.2	11.5	13.6	3.3	3.9	3.6
Integration and other related costs (including stock-based compensation)	-	1.2	1.6	0.8	1.8	1.0
Amortization of acquired identifiable intangibles	19.4	29.7	28.3	7.3	7.8	7.8
Acquisition-related and other non-recurring professional fees	1.9	4.7	2.7	0.5	0.6	1.4
Realized (gain) on securities (non-taxable)	(0.6)	(0.4)	-	-	-	(0.4)
Gain on sale or disposal of subsidiary	-	(47.3)	(33.2)	-	-	-
Change in fair value of warrents	-	(1.0)	6.3	-	-	-
Acquisition related earn-out compensation expense, net	-	(1.1)	1.8	0.0	0.6	0.1
Contra-revenue	1.6	4.2	4.2	1.4	1.4	1.1
Interest expense - non-cash (not tax impacted)	-	-	7.4	2.3	2.4	2.4
Amortization of equity method investment basis difference	-	-	4.0	0.7	0.7	0.7
Accelerated depreciation of certain technology assets	-	-	1.0	-	-	-
Rebranding expense	-	-	1.9	1.6	0.3	0.2
Tax impact of adjustments	(12.3)	2.1	(11.1)	(5.9)	(6.4)	(5.8)
Adjusted Net Income (non-GAAP)	**$21.9**	**$43.4**	**$49.1**	**$12.0**	**$16.7**	**$17.6**

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dealertrack technologies.

36 Reconciliation of GAAP Net Income to Non - GAAP Financial Measures by Income Statement Category GAAP Non-GAAP As Reported Adjusted 2013 Ref 2012 Three Months Ended September 30, 2013 Net Income Ref Adjustments Net Income Ref GAAP net income (loss) 5,795$ (2,931)$ Net revenue 124,582$ A 1,082 125,664$ Adjustments: Cost of revenue 70,199 B (9,209) 60,990 Interest expense - non-cash (not tax-impacted) 2,377 E 2,230 Product development 3,952 C (191) 3,761 Amortization of acquired identifiable intangibles 7,761 1 6,952 Selling, general and administrative 43,519 D (4,551) 38,968 Stock-based compensation 3,603 2 3,490 Total operating expenses 117,670 (13,951) 103,719 Contra-revenue 1,069 A 1,092 Income from operations 6,912 15,033 21,945 Acquisition-related and other professional fees 1,365 D 1,385 Interest expense, net (3,058) E 2,377 (681) I Acquisition-related contingent consideration changes and compensation expense, net 57 3 445 Other income , net 419 F (356) 63 Integration and other related costs 1,023 4 536 Earnings from equity method investment, net 1,544 G 706 2,250 Rebranding expense 155 D 521 Income before provision for income taxes, net 5,817 17,760 23,577 Amortization of equity method investment basis difference 706 G 996 Provision for income taxes, net (22) H (5,909) (5,931) J Realized gain on sale of previously impaired securities (356) F - Net income 5,795$ 11,851$ 17,646$ Accelerated depreciation of certain technology assets - D 75 Change in fair value of warrant - F 5,310 EBITDA Adjustments: Amended state tax returns impact (non-taxable) (75) H - Depreciation and amortization 8,331$ K Tax impact of adjustments (5,834) H (7,646) Interest expense, net 681 I Adjusted net income (non-GAAP) 17,646$ 12,455$ Provision for income taxes, net 5,931 J Adjusted EBITDA 32,589$ Additional classification details: Amortization of acquired identifiable intangibles 7,761$ 1 6,952$ Revenue 13 A 72 GAAP Non-GAAP Cost of revenue 7,748 B 6,880 As Reported Adjusted Three Months Ended September 30, 2012 Net Income Ref Adjustments Net Income Ref Stock-based compensation 3,603$ 2 3,490$ Cost of revenue 661 B 603 Net revenue 99,084$ A 1,164 100,248$ Product development 182 C 169 Cost of revenue 55,475 B (7,673) 47,802 Selling, general and administrative 2,760 D 2,718 Product development 2,874 C (179) 2,695 Selling, general and administrative 35,307 D (5,480) 29,827 Acquisition-related contingent consideration changes and compensation expense, net 57$ 3 445$ Total operating expenses 93,656 (13,332) 80,324 Cost of revenue 37 B - Income from operations 5,428 14,496 19,924 Product development 9 C - Interest expense, net (3,033) E 2,230 (803) I Selling, general and administrative 11 D 445 Other expense , net (5,267) F 5,310 43 Earnings from equity method investment, net 429 G 996 1,425 Integration and other related costs 1,023$ 4 536$ Loss before provision for income taxes, net (2,443) 23,032 20,589 Cost of revenue 763 B 190 Provision for income taxes, net (488) H (7,646) (8,134) J Product development - C 10 Net loss (2,931)$ 15,386$ 12,455$ Selling, general and administrative 260 D 336 EBITDA Adjustments: Depreciation and amortization 8,331$ K 5,705$ Depreciation and amortization 5,652$ K Cost of revenue 6,646 4,409 Interest expense, net 803 I Product development 137 100 Provision for income taxes, net 8,134 J Selling, general and administrative 1,548 1,271 Adjusted EBITDA 27,044$ Accelerated depreciation of certain technology assets - (75) (Unaudited) (Unaudited) Three Months Ended September 30, DEALERTRACK TECHNOLOGIES, INC. DEALERTRACK TECHNOLOGIES, INC. Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income Proforma Reconciliation of GAAP Net Income to Non-GAAP Measures (Dollars in thousands) (Dollars in thousands)

Revenue Adjusted for Divestitures and Acquisitions

($ in millions)

Year over Year Comparison

	3-Month Ended September 30, 2012			3-Month Ended September 30, 2013		
	Dealertrack	Divestitures		Dealertrack	Acquisitions	
Y/Y Comparison	As Reported	Adj'ments	Adjusted	As Reported	Adj'ments [1]	Adjusted
Transaction Revenue	$58.8	$0.0	$58.8	$73.5	($2.2)	$71.3
Subscription Revenue	35.7	$0.0	$35.7	45.3	($5.1)	40.2
Other Revenue	4.6	$0.0	$4.6	5.8	($0.0)	5.8
Total Revenue	$99.1	$0.0	$99.1	$124.6	($7.3)	$117.3

Growth, Y/Y	As Reported '13 vs. Adjusted '12	As Reported vs. As Reported	Organic Growth
Transaction Revenue	25.0%	25.0%	21.3%
Subscription Revenue	26.7%	26.7%	12.5%
Other Revenue	27.8%	27.8%	27.6%
Total Revenue	25.8%	25.8%	18.4%

($ in millions)

Sequential Quarterly Comparison

	3-Month Ended June 30, 2013			3-Month Ended September 30, 2013		
	Dealertrack	Divestitures		Dealertrack	Acquisitions	
Q/Q Comparison	As Reported	Adj'ments	Adjusted	As Reported	Adj'ments	Adjusted
Transaction Revenue	$71.6	$0.0	$69.5	$73.5	$0.0	$73.5
Subscription Revenue	44.6	0.0	44.5	45.3	0.0	45.3
Other Revenue	5.5	0.0	5.5	5.8	0.0	5.8
Total Revenue	$121.8	$0.0	$119.5	$124.6	$0.0	$124.6

Growth, Q/Q	As Reported '13 vs Adjusted '12	As Reported vs As Reported	Organic Growth
Transaction Revenue	5.8%	2.6%	5.8%
Subscription Revenue	1.7%	1.4%	1.7%
Other Revenue	6.0%	6.0%	6.0%
Total Revenue	4.2%	2.3%	4.2%

1. Adjustments for ClickMotive and RTS acquisitions.

dealertrack technologies.
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38 2013E Full Year Earnings Guidance and Assumptions New Car Sales by Franchise Dealers 15.5 million units Used Car Sales by Franchise Dealers 15.4 million units Weighted Average Shares Outstanding (Diluted) 45.2 million Non - recurring Costs Addbacks for Non - GAAP Measures $10.0 million Includes certain professional fees, integration and other related cost, acquisition related compensation expense, rebranding and fair value adjustments. Effective Tax Rate on Add - backs for Non - GAAP Measures 6% - 10% Revenue $477.0 - $480.0 million Net of $5.7 million contra revenue. GAAP Net Income $7.0 - $9.0 million GAAP Net Income per Share (Diluted) $0.15 - $0.20 Adjusted EBITDA $116.0 - $118.0 million Adjusted Net Income (ANI) $57.0 - $59.0 million ANI per Share (Diluted) $1.26 - $1.31 Capital Expenditures $51.0 million Acquisitions not just Casey & Casey as CFM and VINtek are contributing as well Guidance Measure Range Comments Guidance Assumption Assumption Comments